Exhibit 10.3

                            CASH MANAGEMENT AGREEMENT

     THIS CASH MANAGEMENT AGREEMENT, dated as of April 30, 2002 (as amended, restated, extended, consolidated, supplemented, replaced or otherwise modified from time to time, this "Agreement"), by and among EACH OF THE PARTIES SET FORTH ON SCHEDULE I (each, a "Borrower", and collectively, jointly and severally, the "Borrowers"), BAYERISCHE HYPO UND VEREINSBANK AG, NEW YORK BRANCH, a banking corporation organized under the laws of the Federal Republic of Germany, as agent for the ratable benefit of the Lenders (as defined below), its successors and assigns ("Agent"), and FLEET NATIONAL BANK, a national banking association ("Deposit Bank").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Revolving Credit Agreement, dated as of the date hereof, by and among the Borrowers, the lenders from time to time party thereto (the "Lenders") and Agent, as agent for itself and the other Lenders (as amended, restated, extended, consolidated, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make a loan to the Borrowers, subject to the terms and conditions therein set forth, in the maximum principal amount of $75,000,000 (the "Loan");

     WHEREAS, certain of the Borrowers are party to property management agreements with Manager pursuant to which Manager has agreed to manage the Properties on behalf of such Borrowers; and

     WHEREAS, it is a condition precedent to the obligations of the Lenders to make the Loan to the Borrowers under the Credit Agreement, that the Borrowers and Deposit Bank shall have executed and delivered this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce Agent and the Lenders to execute and deliver the Credit Agreement and the other Loan Documents and to make the Loan thereunder, the Borrowers and Deposit Bank hereby represent, warrant, covenant and agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Credit Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. The word "including" when used in this Agreement shall be deemed to be followed by the words "without limitation". As used in this Agreement, the following terms shall have the meanings set forth below:

     "Accounts" means, collectively, the Deposit Accounts, the Tax Accounts, the Insurance Accounts and the Operating Accounts.

     "Agreement" has the meaning given to such term in the preamble to this Agreement.

     "Approved Operating Expenses" as defined in Section 3.2(a).

     "Borrower" has the meaning given to such term in the preamble to this Agreement.

     "Cash Management Period" means a period of time (a) commencing on the first day of the calendar quarter next succeeding any calendar quarter in which the Debt Yield Maintenance Ratio, as determined by Agent, shall have been less than the Minimum Debt Yield and (b) ending on the first day of the calendar quarter next succeeding two (2) consecutive quarters in which the Debt Yield Maintenance Ratio shall be equal to or exceed the Minimum Debt Yield.

     "Collateral" as defined in Section 5.1(a).

     "Deposit Account" or "Deposit Accounts" as defined in Section 2.1.

     "Deposit Bank" has the meaning given to such term in the preamble to this Agreement.

     "Disbursement Request" as defined in Section 3.2(a).

     "Distribution Date" as defined in Section 3.2(a).

     "Initial Deposits" as defined in Section 3.1(d).

     "Insurance Account" or "Insurance Accounts" as defined in Section 2.1.

     "Lenders" has the meaning given to such term in the preamble to this Agreement.

     "Manager" means Kestrel Management, L.P., a Delaware limited partnership.

     "Monthly Insurance Amount" as defined in Section 3.1(b)(iii).

     "Monthly Tax Amount" as defined in Section 3.1(b)(ii).

     "Obligations" as defined in Section 5.1(a).

     "Operating Account" or "Operating Accounts" as defined in Section 2.1.

     "Tax Account" or "Tax Accounts" as defined in Section 2.1.

     "Tenant Direction Letter" as defined in Section 2.2(a).

     "UCC" as defined in Section 5.1(a)(iii).

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     Section 2. The Accounts.

     2.1 Establishment of Accounts. The Borrowers and Agent acknowledge and confirm that the Borrowers have established with Deposit Bank on or prior to the date hereof each of the following accounts with respect to the Properties: (i) the accounts identified as Deposit Accounts on Schedule II (each, a "Deposit Account," and collectively, the "Deposit Accounts") into which the Borrowers shall deposit, or shall cause to be deposited, all Rent and other revenue from the Properties owned by the Borrowers, (ii) the accounts identified as Tax Accounts on Schedule II into which Borrowers shall deposit, or cause to be deposited (upon the occurrence and during the continuance of a Cash Management Period), the Monthly Tax Amount pursuant to Section 3.1(b)(ii) (each, a "Tax Account," and collectively the "Tax Accounts"), (iii) the accounts identified as Insurance Accounts on Schedule II into which the Borrowers shall deposit, or cause to be deposited (upon the occurrence and during the continuance of a Cash Management Period), the Monthly Insurance Amount pursuant to Section 3.1(b)(iii) (each, an "Insurance Account," and collectively, the "Insurance Accounts"), and
(iv) the accounts identified as Operating Accounts on Schedule II with respect to the Properties (each, an "Operating Account," and collectively, the "Operating Accounts"). Except to the extent inconsistent with any term or provision of this Agreement, the Accounts shall be subject to the Deposit Bank's standard terms and conditions applicable to such accounts, as amended from time to time, and the Deposit Bank is hereby authorized to follow its usual operating procedures in connection with the Accounts. Borrower and Agent shall promptly review all statements, reports, advices and other materials provided to them with respect to the Accounts. Deposit Bank shall not be liable to any party for any error (other than any error caused by the gross negligence or willful misconduct of Deposit Bank) if Borrower or Agent fail, within thirty (30) calendar days after receipt of any report, statement or other material reflecting such error, to advise the Deposit Bank of such error.

     2.2 Deposits into the Deposit Accounts. The Borrowers represent, warrant and covenant that:

          (a) The Borrowers shall cause all Rents to be deposited directly into the Deposit Accounts. Without limitation of the foregoing, the Borrowers shall notify and advise each Tenant under each Lease (whether such Lease is presently effective or executed after the date hereof) to send directly to the applicable Deposit Account all payments of Rent pursuant to an instruction letter in the form of Exhibit 2.2 attached hereto (a "Tenant Direction Letter").

          (b) If, notwithstanding the provisions of this Section 2.2, any Borrower receives any Rents or other income from the Properties, then (i) such amounts shall be deemed to be Collateral and shall be held in trust for the benefit, and as the property, of Agent, (ii) such amounts shall not be commingled with any other funds or property of such Borrower, and (iii) such Borrower shall, or shall cause to be deposited such amounts in the applicable Deposit Account within one (1) Business Day of receipt.

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          (c) Without the prior written consent of Agent, no Borrower shall, nor shall any Borrower permit Manager to (i) terminate, amend, revoke or modify any Tenant Direction Letter in any manner whatsoever, or (ii) direct or cause any Tenant to pay any amount in any manner other than as provided in the related Tenant Direction Letter.

          (d) There are no other accounts maintained by the Borrowers, Manager, any Borrower Affiliate or any other Person into which revenues from the ownership and operation of the Properties are deposited. So long as any Note shall be outstanding, neither the Borrowers, Manager, the Borrower Affiliates nor any other Person shall open any other such account for the deposit of Rent or revenues from the Properties.

     2.3 Account Name. The Accounts shall each be exclusively in the name of Agent as the Deposit Bank's "customer" (within the meaning of Section 4-104 of the UCC) with respect thereto; provided, however, that in the event Agent transfers or assigns the Loan, Deposit Bank, at Agent's request, shall change the name of each Account to the name of such transferee or assignee.

     2.4 Eligible Accounts/Characterization of Accounts. The Borrowers and Deposit Bank shall maintain each Account as an Eligible Account, and funds on deposit in the Accounts shall bear interest (to the extent permitted by law) but shall not be invested. Each Account is and shall be treated as a "deposit account" as such term is defined in Section 9 102(a)(29) of the UCC. The respective account number of, and the federal tax identification number assigned to each of the Accounts is as set forth on Schedule II.

     Section 3. Deposits.

     3.1 Disbursements from the Deposit Accounts. (a) Provided no Event of Default shall have occurred and be continuing and no Cash Management Period shall be ongoing, Agent shall direct Deposit Bank to (i) transfer all funds on deposit in the Deposit Accounts on each Business Day to the Operating Accounts, and (ii) in the event that any funds shall remain on deposit in the Tax Accounts, Insurance Accounts or are otherwise held by Agent as a result of any Cash Management Period which has ended, to transfer all such funds (if any) to the Operating Accounts.

          (b) From and after the occurrence and during the continuance of a Cash Management Period, Agent shall have the right to apply funds in, and to direct Deposit Bank to withdraw funds from, the respective Deposit Accounts as follows:

               (i) First, on each Interest Payment Date, funds sufficient to pay accrued and unpaid interest in respect of the Notes and all accrued and unpaid Lender Expenses and all other amounts due to Agent or any Lender under the Credit Agreement or the other Loan Documents;

               (ii) Second, on each Interest Payment Date, an amount (the "Monthly Tax Amount") to be deposited in the Tax Accounts equal to one-twelfth of the Taxes in respect of each Property that Agent estimates will be payable during the next ensuing twelve (12) months in order to accumulate

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          sufficient funds to pay all such Taxes at least ten (10) days prior to their respective due dates;

               (iii) Third, on each Interest Payment Date, an amount (the "Monthly Insurance Amount") to be deposited in the Insurance Accounts equal to one-twelfth of the Insurance Premiums in respect of the Policies required to be maintained by each Borrower that Agent estimates will be payable for the renewal of the coverage afforded by such Policies upon the expiration thereof, in order to accumulate sufficient funds to pay all such Insurance Premiums at least thirty
          (30) days prior to the expiration of such Policies; and

               (iv) Fourth, funds sufficient to pay the Approved Operating Expenses in accordance with Section 3.2.

          (c) Agent shall, to the extent of available funds in the applicable Account, apply funds in the Tax Accounts and the Insurance Accounts to the payment of Taxes and Insurance Premiums, respectively. In making any payment of Taxes pursuant to this Section 3.1(c), Agent may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. In making any payment of Insurance Premiums pursuant to this Section 3.1(c), Agent may do so according to any bill, statement or estimate procured from any issurer or its agent, without inquiry into the accuracy of such bill, statement or estimate.

          (d) Notwithstanding the foregoing, upon the occurrence of a Cash Management Period, the Borrowers shall be required, within one (1) Business Day of demand by Agent therefor, to make an initial deposit to the Tax Accounts and/or the Insurance Accounts (the "Initial Deposits") in an amount, as determined by Agent, that when added to the deposits projected by Agent to be made to the Tax Accounts and the Insurance Accounts from the Deposit Accounts pursuant to Section 3.1(b)(ii) and Section 3.1(b)(iii), respectively, are sufficient to make the next installment of Taxes due in respect of each Property and/or Insurance Premiums due in respect of the Policies for each Borrower. Failure by the Borrowers to make the Initial Deposits in the amounts and within the time period provided herein shall constitute an Event of Default.

          (e) Upon and during the continuance of an Event of Default (other than an Event of Default which occurred solely as the result of the breach by the Borrowers of their covenants set forth in Section 6.1(u) of the Credit Agreement), Agent may apply amounts in the Deposit Accounts for payment of the Loan or for any of the purposes set forth in Section 3.1(b), in such order as Agent shall elect in its sole discretion.

     3.2 Approved Operating Expenses. (a) From and after the occurrence and during the continuance of a Cash Management Period, each Borrower shall deliver to Agent with respect to each Property owned by it a request for disbursement from the Deposit Accounts (a "Disbursement Request") on or before the twentieth day of each month. Each Disbursement Request shall be acceptable to Agent in its reasonable discretion and

                                      -5-

shall set forth (i) such Borrower's good faith estimate of the Operating Expenses (exclusive of Taxes and Insurance Premiums if and to the extent that Agent shall have withdrawn funds therefor pursuant to Sections 3.1(b)(ii) and
(iii)) for such Property to be incurred during and properly allocable to the following month, which estimate shall be consistent with the most recently submitted Budget with respect to such Property, (ii) the actual Operating Expenses for the month in which the Disbursement Request is submitted (to the extent then determinable, but if not determinable, such information shall be provided by such Borrower as soon as determinable and in no event later than the last day of such month), together with evidence in support thereof, in both form and detail acceptable to Agent and (iii) any amounts retained by such Borrower from previous disbursements from the Deposit Accounts which were to be used to pay Operating Expenses. The amount of the Disbursement Request may not exceed the excess of the amounts described in the preceding clause (i) over the amounts described in the preceding clause (iii). Agent shall have the right to review such Borrower's check register before approving any Disbursement Request. Agent shall either approve, deny or reasonably request further information with regard to the Disbursement Request within ten (10) Business Days after receipt thereof. On the first Business Day of the calendar month following submission of such Disbursement Request or, if later, on the third (3rd) Business Day after Agent's approval of such Disbursement Request (the "Distribution Date"), Agent shall disburse to the applicable Operating Accounts, the amount of such Disbursement Request in respect of Operating Expenses reasonably approved by Agent (the "Approved Operating Expenses"), to the extent such funds are available in the Deposit Accounts. Upon receipt of such funds, if any, the applicable Borrower shall pay the Operating Expenses for the current month.

          (b) Notwithstanding the foregoing, if at any time the funds on deposit in the Deposit Accounts are insufficient to pay in full any of the amounts set forth in Sections 3.1(b)(i), (ii), (iii) and (iv) above, the Borrowers shall deposit into the Deposit Accounts the full amount of any such deficiency notwithstanding any inadequacy of Rents to make such payment, and any failure by the Borrowers to deposit the full amount of such deficiency into the Deposit Accounts within one (1) Business Day shall constitute an Event of Default. Nothing contained herein shall be deemed to relieve any Borrower from its obligation to pay, or to cause to be paid, any and all Taxes, Insurance Premiums and Operating Expenses with respect to the Properties prior to the respective due dates thereof.

     3.3 Cash Management Period. Subject to Section 3.1(a)(ii), any funds remaining on deposit in the Deposit Accounts after application of the amounts set forth in Sections 3.1(b)(i), (ii), (iii) and (iv) above, shall be retained by Agent as additional collateral security for the Loan.

     Section 4. Withdrawals.

     4.1 Sole Dominion and Control. Each Borrower acknowledges and agrees that the Accounts (other than the Operating Accounts) are subject to the sole dominion, control and discretion of Agent, its authorized agents or designees, including Deposit Bank, subject to the terms hereof. The Borrowers shall not have the right of withdrawal

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with respect to any Account (other than the Operating Accounts) except with the prior written consent of Agent. Deposit Bank shall have the right and agrees to comply with instructions originated by Agent with respect to the disposition of the funds in the Accounts (other than the Operating Accounts) without the further consent of the Borrowers or any other Person.

     Section 5. Pledge of Accounts.

     5.1 Security for Obligations. (a) To secure the full and punctual payment and performance of all obligations of the Borrowers now or hereafter existing with respect to the Loan, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Borrowers now or hereafter existing under the Credit Agreement, the Notes, the Pledge Agreement, this Agreement and all other Loan Documents (all such obligations, collectively, the "Obligations"), the Borrowers hereby grant to Agent for the ratable benefit of the Lenders a first priority continuing security interest in and to the following property of the Borrowers, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the "Collateral"):

               (i) the Accounts and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in the Accounts, including, without limitation, all deposits or wire transfers made to the Accounts;

               (ii) all interest, dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and

               (iii) to the extent not covered by clauses (i) or (ii) above, all "proceeds" (as defined under the Uniform Commercial Code as in effect in the State of New York (the "UCC")) of any or all of the foregoing.

          (b) Agent and Deposit Bank, as agent for Agent, shall have with respect to the Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the UCC, as if such rights and remedies were fully set forth herein.

     5.2 Rights on Default. Upon the occurrence and during the continuance of an Event of Default, without notice from Deposit Bank or Agent, Agent may apply any Collateral to any Obligations in such order of priority as Agent may determine.

     5.3 Cash Management Period. If at any time Agent determines that a Cash Management Period shall have occurred, the Borrowers shall have the right, within twenty (20) Business Days of Agent's determination, to prepay the Loan within twenty (20) Business Days (and subject to Section 2.5.1(a)(D) of the Credit Agreement) in an amount such that the Cash Management Period would not have occurred. If the Borrowers shall prepay the Loan as aforesaid, then as of the date of such prepayment, the Cash Management Period shall be deemed to have expired on such date notwithstanding that the requirement in clause (b) of the definition of Cash Management Period has not been satisfied.

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     5.4 Financing Statement; Further Assurances. Simultaneously herewith, the
Borrowers shall deliver to Agent for filing a financing statement or statements in connection with the Collateral in the form required by Agent to properly perfect Agent's security interest therein. The Borrowers agree that at any time and from time to time, at the expense of the Borrowers, the Borrowers will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or that Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     5.5 Termination of Agreement. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations. Upon payment and performance in full of the Obligations, this Agreement shall terminate and the Borrowers shall be entitled to the return, upon their request and at their expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and Deposit Bank and/or Agent shall execute such instruments and documents as may be reasonably requested by the Borrowers to evidence such termination and the release of the Lien hereof.

     Section 6. Rights and Duties of Agent and Deposit Bank.

     6.1 Reasonable Care. Beyond the exercise of reasonable care in the custody thereof or as otherwise expressly provided herein, neither Deposit Bank nor Agent shall have any duty as to any Collateral in its possession or control or any income thereon or the preservation of rights against any Person or otherwise with respect thereto. Deposit Bank and Agent each shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Deposit Bank or Agent accords its own property, it being understood that Agent and Deposit Bank shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in value thereof, by reason of the act or omission of Deposit Bank or Agent, its Affiliates, agents, employees or bailees, except to the extent that such loss or damage results from Agent's or Deposit Bank's respective gross negligence or willful misconduct; provided that nothing in this Section 6 shall be deemed to relieve Deposit Bank from the duties and standard of care which, as a commercial bank, it generally owes to depositors.

     6.2 Information. Deposit Bank shall provide to the Borrowers or, at the direction of the Borrowers, to Property Manager such information with respect to cleared funds received by Deposit Bank and deposited into the Deposit Account as is customarily prepared by Deposit Bank and provided to other account holders.

     6.3 Indemnity. Deposit Bank, in its capacity as Deposit Bank hereunder, shall be responsible for the performance only of such duties as are specifically set forth herein, and no duty shall be implied from any provision hereof, and no implied covenants or obligations shall be read into this Agreement against the Deposit Bank. In no event shall Deposit Bank be liable for losses or delays resulting (i) from any act of God, epidemic, war, governmental regulation, fire, power failure, computer malfunction, interruption of

                                      -8-

communication facilities, labor difficulties or other causes beyond Deposit Bank's reasonable control or (ii) from Deposit Bank's reasonable belief that any action taken by it would violate any guideline, rule, order, decree, or regulation of any governing authority or court. Deposit Bank shall not be under any obligation or duty to perform any act which would involve it in expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own monies. The Borrowers shall indemnify and hold Deposit Bank, Agent and the Lenders, their respective employees and officers harmless from and against any loss, cost or damage (including, without limitation, reasonable attorneys' fees and disbursements) incurred by any such party in connection with the transactions contemplated hereby, except to the extent that such loss or damage results from such party's gross negligence or willful misconduct.

     6.4 Reliance. Deposit Bank shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper, document or signature believed by it to be genuine, and it may be assumed that any Person purporting to act on behalf of any Person giving any of the foregoing in connection with the provisions hereof has been duly authorized to do so. Deposit Bank may consult with counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith. Deposit Bank shall not be liable for any act or omission done or omitted to be done by Deposit Bank in reliance upon any instruction, direction or certification received by Deposit Bank and without gross negligence or willful or reckless misconduct.

     6.5 Resignation of Deposit Bank. (a) Deposit Bank shall have the right to resign as Deposit Bank hereunder upon thirty (30) days' prior written notice to the Borrowers and Agent, and in the event of such resignation, the Borrowers shall appoint a successor deposit bank which must be an Eligible Institution. No such resignation by Deposit Bank shall become effective until a successor deposit bank shall have accepted such appointment and executed an instrument by which it shall have assumed all of the rights and obligations of Deposit Bank hereunder. If no such successor deposit bank is appointed within sixty (60) days after receipt of the Deposit Bank's notice of resignation, the Deposit Bank may deliver all funds and materials held hereunder to Agent, or pursuant to Agent's written instructions, and it shall have no further obligations hereunder.

          (b) In connection with any resignation by Deposit Bank, (i) Deposit Bank shall, at the sole cost of the Borrowers, (A) duly assign, transfer and deliver to the successor deposit bank this Agreement and all cash held by it hereunder, (B) execute and/or authorize such financing statements and other instruments as may be necessary to assign to the successor deposit bank the security interest in the Collateral existing in favor of the Deposit Bank hereunder and to otherwise give effect to such succession and
     (C) take such other actions as may be reasonably required by Agent or the successor deposit bank in connection with the foregoing and (ii) the successor deposit bank shall establish exclusively in Agent's name, as such deposit bank's customer and as secured party, cash collateral accounts, which shall become the Accounts for purposes of this Agreement upon the succession of such deposit bank.

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          (c) Agent at its reasonable discretion shall have the right, upon thirty (30) days' notice to Deposit Bank, to substitute Deposit Bank with a successor deposit bank that satisfies the requirements of an Eligible Institution or to have one or more of the Accounts held by another Eligible Institution, provided that such successor deposit bank shall perform the duties of Deposit Bank pursuant to the terms of this Agreement.

     6.6 Agent Appointed Attorney-In-Fact. Each Borrower hereby irrevocably constitutes and appoints Agent as its true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of such Borrower with respect to the Collateral, and do in the name, place and stead of such Borrower, all such acts, things and deeds for and on behalf of and in the name of such Borrower, which such Borrower could or might do or which Deposit Bank or Agent may deem necessary or desirable to more fully vest in Agent the rights and remedies provided for herein and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable and coupled with an interest. Agent agrees that it will not take any action pursuant to this
Section 6.6 unless and until a Cash Management Period or an Event of Default shall have occurred and is continuing.

     6.7 Acknowledgment of Lien/Offset Rights. Deposit Bank hereby acknowledges and agrees that (a) the Accounts shall be held by Deposit Bank exclusively in the name of Agent as customer, (b) all funds held in the Accounts shall be held for the benefit of Lender, (c) the Borrowers have granted to Agent for the ratable benefit of the Lenders a first priority security interest in the Collateral, (d) Deposit Bank shall not disburse any funds from the Accounts except as provided herein, and (e) Deposit Bank hereby waives any right of offset, banker's lien or similar rights against, any assignment in favor of Deposit Bank of, or security or other interest in, the Collateral. Notwithstanding the foregoing, the Deposit Bank may debit the Accounts for the Deposit Bank's fees and charges applicable to the Accounts and for any items deposited in the Accounts that are subsequently returned unpaid. If there are not sufficient available and collected funds in the Accounts to cover such fees and charges and returned deposited items, the Deposit Bank shall give written notice thereof to Borrower, with a copy to Agent, and the Borrowers shall pay the Deposit Bank the full amount of such unpaid fees and charges and returned items.

     Section 7. Remedies.

     7.1 Remedies. Upon the occurrence and during the continuance of an Event of Default, Agent or Deposit Bank, as agent for Agent, may:

          (a) without notice to any Borrower, except as required by law, and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Collateral against the Obligations or any part thereof;

          (b) in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC and/or under any other applicable law; and

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          (c) demand, collect, take possession of, receive, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any portion thereof) as Agent may determine in its sole discretion.

     7.2 Waiver. Each Borrower hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Collateral. Each Borrower acknowledges and agrees that ten (10) days' prior written notice of the time and place of any public sale of the Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to such Borrower within the meaning of the UCC.

     Section 8. Miscellaneous.

     8.1 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     8.2 Headings. The headings used in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     8.3 Transfers and Other Liens. Each Borrower agrees that it will not (i) sell or otherwise dispose of any of the Collateral or (ii) create or permit to exist any Lien upon or with respect to all or any of the Collateral, except for the Lien granted under this Agreement.

     8.4 Agent's Right to Perform Borrowers' Obligations; No Liability of Agent. If any Borrower fails to perform any of the covenants or obligations contained herein, and such failure shall continue for a period five (5) Business Days after such Borrower's receipt of written notice thereof from Agent, Agent may itself perform, or cause performance of, such covenants or obligations, and the expenses of Agent or any Lender incurred in connection therewith shall be payable by the Borrowers to Agent. Notwithstanding Agent's right to perform certain obligations of such Borrower, it is acknowledged and agreed that such Borrower retains control of the Properties and operation thereof and notwithstanding anything contained herein or Deposit Bank's or Agent's exercise of any of its rights or remedies hereunder, under the Loan Documents or at law, in equity or otherwise, neither Deposit Bank nor Agent or any Lender shall be deemed to be a mortgagee-in-possession nor shall Agent or any Lender be subject to any liability with respect to the Properties or otherwise based upon any claim of lender liability.

     8.5 No Waiver. The rights and remedies provided in this Agreement and the other Loan Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law, in equity or otherwise.

No failure to exercise or delay by Agent in exercising any right or remedy hereunder or under the Loan Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to Agent hereunder or by law may be exercised by Agent at any time and from time to time, and as often as Agent may deem it expedient. Any and all of Agent's rights with respect to the Lien granted hereunder shall continue unimpaired, and the Borrowers shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) any proceeding of any Borrower under the Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (b) the release or substitution of Collateral at any time, or of any rights or interests therein or (c) any delay, extension of time, renewal, compromise or other indulgence granted by Agent in the event of any default, with respect to the Collateral or otherwise hereunder. No delay or extension of time by Agent in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon any Borrower by Agent, shall constitute a waiver thereof, or limit, impair or prejudice Agent's right, without notice or demand, to take any action against any Borrower or to exercise any other power of sale, option or any other right or remedy.

     8.6 Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought. This Agreement shall be binding upon and shall inure to the benefit of the Borrowers, Deposit Bank and their respective successors and permitted assigns and shall inure to the benefit of Agent and its successors and assigns; provided neither Borrower nor Deposit Bank shall have any right to Transfer any of its rights hereunder, and any attempted assignment shall be null and void. The rights of Agent under this Agreement shall automatically be transferred to any transferee to which Agent transfers the Notes and Credit Agreement.

     8.7 Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be given in accordance with
Section 12.5 of the Credit Agreement. Any notices or other communications to Deposit Bank shall be addressed as follows (or to such other address and person shall be designated by Deposit Bank from time to time in accordance herewith):


         If to Deposit Bank:

         Fleet National Bank
         100 Federal Street, MA DE 10009A
         Boston, MA 02110
         Attention: Jeffry M. Morrison
         Facsimile No.: (617) 434-7108

         With a copy to:

         Fleet National Bank
         100 Federal Street, MA DE 10009A
         Boston, MA 02110
         Attention: George T. Sullivan
         Facsimile No.: (617) 434-9346

         and

         Fleet National Bank
         1133 Avenue of the Americas
         New York, NY 10036
         Attention: Jean Byrne-Miller
         Facsimile No.: (212) 703-1949

         and

         Fleet National Bank
         100 Federal Street, MA DE 10019A
         Boston, MA 02110
         Attention: Lorraine Parkinson
         Facsimile No.: (617) 434-1110

     8.8 Agents. Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for their actions except for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it in good faith.

     8.9 Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

     8.10 Governing Law, Submission to Jurisdiction.

     (A) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY AGENT AND ACCEPTED BY BORROWERS AND DEPOSIT BANK IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTES DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL MATERIAL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS

OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE APPLICABLE STATE IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAWS OF SUCH APPLICABLE STATE, THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND ENFORCEABILITY OF THIS AGREEMENT AND ALL OF THE OBLIGATIONS ARISING HEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWERS AND DEPOSIT BANK HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTES, AND THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST AGENT, THE BORROWERS AND DEPOSIT BANK ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND EACH OF THE BORROWERS AND DEPOSIT BANK WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON THE LAYING OF VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OF THE BORROWERS AND DEPOSIT BANK HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH OF THE BORROWERS AND DEPOSIT BANK DO HEREBY DESIGNATE AND APPOINT:

         Corporation Service Company
         80 State Street
         Albany, New York  12207

     AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO THE BORROWERS AND DEPOSIT BANK IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE BORROWERS AND DEPOSIT BANK IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. THE

BORROWERS AND DEPOSIT BANK (I) SHALL GIVE PROMPT NOTICE TO AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

          (i) WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, DEPOSIT BANK AND AGENT HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH OF THE BORROWERS, DEPOSIT BANK AND AGENT, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE BORROWERS, DEPOSIT BANK AND AGENT ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

     8.11 Expenses. The Collateral shall secure, and the Borrowers shall pay to Deposit Bank and Agent and/or Deposit Bank's and Agent's counsel on demand, from time to time, all costs and expenses (including, with limitation, reasonable attorneys' fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, the creation or perfection of any Lien granted or intended to be granted hereby, the custody, care, sale, transfer, administration, collection of or realization on the Collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Deposit Bank and/or Agent under this Agreement, the Credit Agreement, the Note, or the other Loan Documents. Standard and customary fees and charges associated with the Accounts shall be included on a monthly consolidated account analysis statement which Deposit Bank shall submit to the Borrowers for payment. This statement shall set forth the fees and charges payable for such month, including, without limitation, reasonable fees and reasonable expenses incurred in connection with this Agreement and be accompanied by reasonably detailed supporting documentation. Deposit Bank shall be entitled to charge the Accounts for such fees and expenses as indicated by the analysis statement.

     8.12 Entire Agreement. This Agreement constitutes the entire and final agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

     8.13 Exculpation. The provisions of Section 11.1 of the Credit Agreement are incorporated herein by this reference.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:

SHELBOURNE PROPERTIES I L.P.,
  a Delaware limited partnership

By:  Shelbourne Properties I GP LLC, a
      Delaware limited liability company

     By:  Shelbourne Properties I, Inc., a
           Delaware corporation

          By: /s/ Dallas Lucas
                 ---------------------
                 Name:  Dallas Lucas
                 Title: Treasurer

SHELBOURNE PROPERTIES II L.P.,
  a Delaware limited partnership

By:  Shelbourne Properties II GP LLC, a
      Delaware limited liability company

     By:  Shelbourne Properties II, Inc., a
           Delaware corporation

          By: /s/ Dallas Lucas
                 ---------------------
                 Name:  Dallas Lucas
                 Title: Treasurer

SHELBOURNE PROPERTIES III L.P.,
  a Delaware limited partnership

By:  Shelbourne Properties III GP, Inc., a
      Delaware corporation

      By: /s/ Dallas Lucas
             ---------------------
             Name:  Dallas Lucas
             Title: Treasurer

SHELBOURNE RICHMOND COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

                By: /s/ Dallas Lucas
                       ---------------------
                       Name:  Dallas Lucas
                       Title: Treasurer

SHELBOURNE MATTHEWS COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

                By: /s/ Dallas Lucas
                       ---------------------
                       Name:  Dallas Lucas
                       Title: Treasurer

SHELBOURNE MELROSE CROSSING I COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

                By: /s/ Dallas Lucas
                       ---------------------
                       Name:  Dallas Lucas
                       Title: Treasurer


SHELBOURNE MELROSE CROSSING II COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc., a
           Delaware corporation

           By: /s/ Dallas Lucas
                  ---------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE RALEIGH COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

                By: /s/ Dallas Lucas
                       ---------------------
                       Name:  Dallas Lucas
                       Title: Treasurer


SHELBOURNE LAS VEGAS COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc., a
           Delaware corporation

           By: /s/ Dallas Lucas
                  ---------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE LIVONIA COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc., a
           Delaware corporation

           By: /s/ Dallas Lucas
                  ---------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE I CENTURY PARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties I L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties I GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties I, Inc.,
                a Delaware corporation

                By: /s/ Dallas Lucas
                       ---------------------
                       Name:  Dallas Lucas
                       Title: Treasurer


SHELBOURNE I SEATTLE LANDMARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties I L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties I GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties I, Inc.,
                a Delaware corporation


SHELBOURNE I 568 BROADWAY
 COMPANY LLC, a Delaware limited
 liability company

By:  Shelbourne Properties I L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties I GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties I, Inc.,
                a Delaware corporation

                By: /s/ Dallas Lucas
                       ---------------------
                       Name:  Dallas Lucas
                       Title: Treasurer


SHELBOURNE II SEATTLE LANDMARK
  COMPANY LLC, a Delaware limited
  liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership

          By:  Shelbourne Properties II GP LLC,
                a Delaware limited liability company

               By:  Shelbourne Properties II, Inc.,
                     a Delaware corporation

                     By: /s/ Dallas Lucas
                          ---------------------
                          Name:  Dallas Lucas
                          Title: Treasurer


SHELBOURNE II CENTURY PARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

                     By: /s/ Dallas Lucas
                          ---------------------
                          Name:  Dallas Lucas
                          Title: Treasurer


SHELBOURNE II 568 BROADWAY
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

                By: /s/ Dallas Lucas
                     ---------------------
                     Name:  Dallas Lucas
                     Title: Treasurer


SHELBOURNE II TRI-COLUMBUS
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                 a Delaware corporation

                By: /s/ Dallas Lucas
                     ---------------------
                     Name:  Dallas Lucas
                     Title: Treasurer


SHELBOURNE III 568 BROADWAY
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc.,
           a Delaware corporation

           By: /s/ Dallas Lucas
                ---------------------
                Name:  Dallas Lucas
                Title: Treasurer


SHELBOURNE III TRI-COLUMBUS
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc.,
           a Delaware corporation

          By: /s/ Dallas Lucas
               ---------------------
               Name:  Dallas Lucas
               Title: Treasurer


CENTURY PARK I JOINT VENTURE,
 a Delaware general partnership

By:  Shelbourne I Century Park Company
      LLC, a Delaware limited liability
      company

     By:  Shelbourne Properties I L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties I GP LLC
                a Delaware limited liability
                company

               By:  Shelbourne Properties I, Inc., a
                     Delaware corporation

                     By: /s/ Dallas Lucas
                          ---------------------
                          Name:  Dallas Lucas
                          Title: Treasurer

By: Shelbourne II Century Park Company
     LLC, a Delaware limited liability
     company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP LLC
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                     By: /s/ Dallas Lucas
                          ---------------------
                          Name:  Dallas Lucas
                          Title: Treasurer


SEATTLE LANDMARK JOINT VENTURE,
  a Delaware general partnership

By:  Shelbourne I Seattle Landmark
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties I L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties I GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties I, Inc., a
                     Delaware corporation

                     By: /s/ Dallas Lucas
                          ---------------------
                          Name:  Dallas Lucas
                          Title: Treasurer

By:  Shelbourne II Seattle Landmark
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                     By: /s/ Dallas Lucas
                          ---------------------
                          Name:  Dallas Lucas
                          Title: Treasurer


TRI-COLUMBUS ASSOCIATES, a
 Delaware general partnership

By:  Shelbourne II Tri-Columbus
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                     By: /s/ Dallas Lucas
                          ---------------------
                          Name:  Dallas Lucas
                          Title: Treasurer

By:  Shelbourne III Tri-Columbus
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties III L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties III GP, Inc.,
                a Delaware corporation

               By: /s/ Dallas Lucas
                    ---------------------
                    Name:  Dallas Lucas
                    Title: Treasurer


568 BROADWAY JOINT VENTURE,
  a Delaware general partnership

By:  Shelbourne I 568 Broadway
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties I L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties I GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties I, Inc., a
                     Delaware corporation

                     By: /s/ Dallas Lucas
                          ---------------------
                          Name:  Dallas Lucas
                          Title: Treasurer

By:  Shelbourne II 568 Broadway
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                     By: /s/ Dallas Lucas
                          ---------------------
                          Name:  Dallas Lucas
                          Title: Treasurer

By:  Shelbourne III 568 Broadway
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties III L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties III GP, Inc.,
                a Delaware corporation

               By: /s/ Dallas Lucas
                    ---------------------
                    Name:  Dallas Lucas
                    Title: Treasurer

AGENT:

BAYERISCHE HYPO UND
  VEREINSBANK AG, NEW YORK
  BRANCH, as agent

By:
     -------------------------
      Name:
      Title:


By:
     -------------------------
      Name:
      Title:


DEPOSIT BANK:

FLEET NATIONAL BANK

By:
     ----------------------
      Name:
      Title:

                                   SCHEDULE I

                                    Borrowers

Shelbourne Properties I L.P., a Delaware limited partnership

Shelbourne Properties II L.P., a Delaware limited partnership

Shelbourne Properties III L.P., a Delaware limited partnership

Shelbourne Richmond Company LLC, a Delaware limited liability company

Shelbourne Matthews Company LLC, a Delaware limited liability company

Shelbourne Melrose Crossing I Company LLC, a Delaware limited liability company

Shelbourne Melrose Crossing II Company LLC, a Delaware limited liability company

Shelbourne Raleigh Company LLC, a Delaware limited liability company

Shelbourne Las Vegas Company LLC, a Delaware limited liability company

Shelbourne Livonia Company LLC, a Delaware limited liability company

Shelbourne I Century Park Company LLC, a Delaware limited liability company

Shelbourne II Century Park Company LLC, a Delaware limited liability company

Shelbourne I Seattle Landmark Company LLC, a Delaware limited liability company

Shelbourne II Seattle Landmark Company LLC, a Delaware limited liability company

Shelbourne II Tri-Columbus Company LLC, a Delaware limited liability company

Shelbourne III Tri-Columbus Company LLC, a Delaware limited liability company

Shelbourne I 568 Broadway Company LLC, a Delaware limited liability company

Shelbourne II 568 Broadway Company LLC, a Delaware limited liability company

Shelbourne III 568 Broadway Company LLC, a Delaware limited liability company

Century Park I Joint Venture, a Delaware general partnership

Seattle Landmark Joint Venture, a Delaware general partnership

Tri-Columbus Associates, a Delaware general partnership

568 Broadway Joint Venture, a Delaware general partnership

                                    Sch. I-1

                                   SCHEDULE II

                                    Accounts

            Account                       Account Number      FEIN       ABA #
-------------------------------------     --------------   ----------  ---------

Deposit Account - Shelbourne
 Properties I L.P.                           9420374798    04-3562101  011000138

Deposit Account - Shelbourne
 Properties II L.P.                          9420374800    04-3562102  011000138

Deposit Account - Shelbourne
 Properties III L.P.                         9420374819    04-3562103  011000138

Deposit Account - Tri-Columbus
 Associates                                  9420374878    13-3575173  011000138

Deposit Account - 568 Broadway
 Joint Venture                               9420374827    13-3386918  011000138

Deposit Account - Century Park I
 Joint Venture                               9420374835    13-3386916  011000138

Deposit Account - Seattle Landmark
 Joint Venture                               9420374851    13-3386915  011000138

Tax Account - Shelbourne
 Properties I L.P.                           94203-75029   04-3562101  011000138

Tax Account - Shelbourne
 Properties II L.P.                          94203-75045   04-3562102  011000138

Tax Account - Shelbourne
 Properties III L.P.                         94203-75061   04-3562103  011000138

Insurance Account - Shelbourne
 Properties I L.P.                           94203-75037   04-3562101  011000138

Insurance Account - Shelbourne
 Properties II L.P.                          94203-75053   04-3562102  011000138

Insurance Account - Shelbourne
 Properties III L.P.                         94203-75088   04-3562103  011000138

Operating Account - Shelbourne
 Properties I L.P.                           0038452273    04-3562101  011000138

                                    Sch. II-1

Operating Account - Shelbourne
 Properties II L.P.                          0038452286    04-3562102  011000138

Operating Account - Shelbourne
 Properties III L.P.                         0038452325    04-3562103  011000138

Operating Account - Tri-Columbus
 Associates                                  0036666863    13-3575173  011000138

Operating Account - 568 Broadway
 Joint Venture                               0027774829    13-3386918  011000138

Operating Account - Century Park I
 Joint Venture                               0038452095    13-3386916  011000138

Operating Account - Seattle Landmark
 Joint Venture                               0036666669    13-3386915  011000138


                                    Sch. II-2

                                   EXHIBIT 2.2

                         Form of Tenant Direction Letter

                              [BORROWER LETTERHEAD]

                             ____________ ___, 200__

[Tenants under Leases]

     Re:  Lease dated ___________ between _____________________, as Landlord, and ____________________________, as Tenant,
          concerning premises known as _____________(the "Lease")

Gentlemen:

     This letter shall constitute notice to you that the undersigned has entered into a financing transaction with Bayerische Hypo Und Vereinsbank AG, New York Branch, as agent ("Agent") for itself and certain other lenders (the "Financing"). Pursuant to the Financing, the undersigned has agreed that (i) all rents, additional rent and all other monetary obligations to landlord under the Lease (collectively, "Rent") shall be paid and applied as set forth in the Financing, and (ii) upon the occurrence of certain events, the undersigned shall grant to Agent a security interest in the Lease and the Rents to further secure its obligations under the Financing. Accordingly, the undersigned hereby irrevocably instructs and authorizes you to disregard any and all previous notices sent to you in connection with Rent and hereafter to deliver all Rent to the following address:

                         [Bank with Deposit Account]
                         [Bank's Address]
                         Account No. ______________
                         Attention:  _________________
                         ABA# ____________________

                                   Exh. 2.2-1

     The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that Agent, or any successor lender so identified by Agent, may by written notice to you rescind the instructions contained herein.

                                 Sincerely,

                                 [BORROWER]

ACKNOWLEDGMENT AND AGREEMENT

     The undersigned acknowledges notice of the Financing by, and upon the occurrence of certain events, the security interest in favor of Agent, and hereby confirms that the undersigned has received no notice of any other pledge or assignment of the Rent and will honor the above instructions.

[Tenant]

By:
    --------------------------------
     Name:
     Its:

Dated as of: __________ ___, 200__

                                   Exh. 2.2-2